UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 20, 2010

ENTEGRIS, INC.

(Exact name of registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

000-30789	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, Massachusetts	01821
(Address of principal executive offices)	(Zip Code)

(978) 436-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01 and 8.01.    Entry into a Material Definitive Agreement and Other Events

On December 20, 2010, Entegris, Inc. (the “Company”) amended (the “Fourth Amendment”) its Credit Agreement with Wells Fargo Bank, National Association, as agent (the “Agreement”), and certain other banks party thereto (collectively, the “Banks”). The Agreement was previously amended on May 19, 2010 (the “Third Amendment”), August 11, 2009 (the “Second Amendment”) and July 17, 2009 (the “First Amendment”). A copy of the Fourth Amendment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference as though fully set forth herein. Copies of the Agreement, the schedules and exhibits thereto, the First Amendment, the Second Amendment and the Third Amendment were filed as exhibits to our Current Reports on Forms 8-K and 8-K/A, filed on March 4, 2009, July 23, 2009, August 12, 2009, August 17, 2009 and May 24, 2010, and are incorporated herein by reference as though fully set forth herein. The following summary of the Fourth Amendment and references to the Agreement, the exhibits and schedules thereto, the First Amendment, the Second Amendment and the Third Amendment are qualified in their entirety by the complete text of the Fourth Amendment filed herewith and the text of the Agreement, the exhibits and schedules thereto, the First Amendment, the Second Amendment and the Third Amendment, previously filed.

The Fourth Amendment eliminates entirely a covenant which restricted the amount of cash and cash equivalents which could be held outside the United States by the Company and its subsidiaries.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Not applicable, see Item 1.01 above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Fourth Amendment to the to the Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as Agent, dated December 20, 2010.

Exhibit 99.2	Third Amendment to the to the Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as Agent, dated May 19, 2010. (Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Entegris, Inc. on May 24, 2010)

Exhibit 99.3	Second Amendment to the Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as Agent, dated August 11, 2009 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Entegris, Inc. on August 17, 2009).

Exhibit 99.4	Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as Agent, dated March 2, 2009 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Entegris, Inc. on March 4, 2009).

Exhibit 99.5	Exhibits and Schedules to the Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as Agent, dated March 2, 2009. (Incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K/A filed by Entegris, Inc. on August 12, 2009).

Exhibit 99.6	First Amendment to the Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as Agent, dated July 17, 2009. (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Entegris, Inc. on July 23, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: December 23, 2010	By	/S/ PETER W. WALCOTT
Peter W. Walcott,
Senior Vice President & General Counsel